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                                                                    EXHIBIT 23.3



                  CONSENT OF INDEPENDENT PETROLEUM ENGINEERS



Board of Directors
Miller Exploration Company
Traverse City, Michigan

     We hereby consent to the incorporation by reference of our estimates contained in the Annual Report on Form 10-K for the year ended December 31, 1998, into Miller Exploration Company's Registration Statement on Form S-3 filed as of August 5, 1999.

                                    S. A. HOLDITCH & ASSOCIATES, INC.



                                    By /S/ Joseph H. Frantz Jr.
                                    Its VICE PRESIDENT - EASTERN DIVISION

Pittsburgh, Pennsylvania

August 3, 1999